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                          U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                   CURRENT REPORT


                                      FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       June 20, 2005


Commission File Number:     0-3912


                             PETROL INDUSTRIES, INC.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)


            NEVADA                                   75-1282449
   ----------------------------             ---------------------------------
   (State or Other Jurisdiction             (IRS Employer Identification No.)
      of Incorporation)


 202 N. THOMAS, SUITE 4, SHREVEPORT, LA                       71107-6539
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:       (318) 424-6396


                              NOT APPLICABLE
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))





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Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES


     Effective as of June 20, 2005, the corporation sold and issued 562,000 shares of its authorized common stock to SHWJ Oil & Gas, Inc., a Texas corporation, pursuant to a stock purchase agreement with SHWJ. The shares were sold at $.40/share and Petrol received total consideration of $225,800 for the sale of the shares. These shares were issued by Petrol in a transaction not registered under the Securities Act of 1993 in reliance upon the exemption provided in Section 4(2) of Securities Act of 1933. This was the second of two sales of stock to SHWJ. The first phase is closed on April 28, 2005.



Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


     Effective June 20, 2005, Joseph M. Rodano has resigned as President, Treasurer and Chairman of the Board, including his position as Director, of Petrol Industries, Inc. (the "Company"). Mr. Rodano resigned his position pursuant to the aforementioned stock purchase agreement with SHWJ Oil & Gas, Inc. as discussed in Item 3.02. Arlys C. Milan resigned her position as Vice President, Secretary and Director of Petrol Industries, Inc. pursuant to the aforementioned stock purchase agreement with SHWJ Oil & Gas, Inc. Mrs. Milan remained as an employee of the Company.

     Effective June 22, 2005, newsly elected members to the Board of Directors are Mr. Ronnie Allen and Mr. Stephan Latieyre. Mr. Allen is President and Owner of Allen Petroleum, Inc., an independent oil producer located in Oil City, Louisiana, and a Director of Black Dragon Resources Company, Inc. (OTC:bdgr). Mr. Latieyre is a self-employed Management Consultant, formerly with Bear Stearns and Payne Webber in New York. He played an integral role in the acquisition team for Eastern Environmental Services, which was sold to Waste Management, Inc. Mr. Latieyre also led the acquisition team for Mace Security International.

     Effective June 22, 2005, the Company has appointed David A. Taylor as President and Secretary of the Company. Mr. Taylor is a professional accountant who has 35 years experience in Industry and Private Practice.
At present he is the Chief Financial Officer of American Fidelity, Inc. of Baton Rouge, Louisiana. Prior to joining American Fidelity, Inc., Mr. Taylor was in private practice consulting to an array of clients in different industries, primarily in the small cap and emerging markets, and has been an officer and a board member of several independent oil & gas companies, both public and private.

     Effective June 22, 2005, the Company also appointed Arlys C. Milan as Vice President.






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                                     SIGNATURES
                                     ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PETROL INDUSTRIES, INC.


                                                s/David A. Taylor
Date:  June 24, 2005                    By:___________________________________
                                           David A. Taylor
                                           President and Secretary






















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